Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2018
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Disposal Groups, Including Discontinued Operations
Sale of Tridien
On September 21, 2016, the Company sold its majority owned subsidiary, Tridien, based on an enterprise value of $25 million. After the allocation of sale proceeds to non-controlling interest holders and the payment of transaction expenses, the Company received approximately $22.7 million in net proceeds related to its debt and equity interests in Tridien. The Company recognized a gain of $1.7 million in September 2016 as a result of the sale of Tridien. Approximately $1.6 million of the proceeds received by the Company from the sale of Tridien were reserved as support for the Company's indemnification obligations for future claims against Tridien that the Company may have been liable for under the terms of the Tridien sale agreement. In the second quarter of 2018, all indemnification claims had been settled, and the Company recognized an additional $1.3 million in gain on the sale of Tridien.

Summarized operating results for Tridien for the 2016 through the date of disposition were as follows (in thousands):

(in thousands)	For the period January 1, 2016 through disposition
Net sales	$45,951
Gross profit	7,917
Operating income	437
Income from continuing operations before income taxes	488
Provision for income taxes	15
Income from discontinued operations (1)	$473

(1) The results of operations for the period from January 1, 2016 through the date of disposition, excludes $1.1 million of intercompany interest expense.
Sale of Clean Earth
On May 8, 2019, the Company, as majority stockholder of CEHI Acquisition Corporation (“CEHI”) and as Sellers’ Representative, entered into a definitive Stock Purchase Agreement (the “Purchase Agreement”) with Calrissian Holdings, LLC (“Buyer”), CEHI, the other holders of stock and options of CEHI and, as Buyer’s guarantor, Harsco Corporation, pursuant to which Buyer would acquire all of the issued and outstanding securities of CEHI, the parent company of the operating entity, Clean Earth, Inc.
On June 28, 2019, Buyer completed the acquisition of all of the issued and outstanding securities of CEHI pursuant to the Purchase Agreement. The sale price for CEHI was based on an aggregate total enterprise value of $625 million and is subject to customary working capital adjustments. After the allocation of the sale proceeds to CEHI non-controlling equity holders, the repayment of intercompany loans to the Company (including accrued interest) of $224.6 million, and the payment of transaction expenses of approximately $10.7 million, the Company received approximately $327.3 million of total proceeds at closing related to our equity interests in CEHI. The Company recognized a gain on the sale of CEHI of $206.3 million in the second quarter of 2019. During the third quarter of 2019, the Company received the working capital settlement from the Buyer and recorded an additional $2.2 million gain related to the sale of Clean Earth.
Summarized results of operations of Clean Earth for the three years ended December 31, 2018, 2017 and 2016 are as follows (in thousands):

	Year ended December 31,
(in thousands)	2018	2017	2016
Net sales	$266,916	$211,247	$188,997
Gross profit	75,470	61,219	54,330
Operating income	14,443	12,037	7,929
Income from continuing operations before income taxes	13,693	11,789	6,980
Benefit for income taxes	(2,458)	(15,469)	(2,782)
Income from discontinued operations (1)	$16,151	$27,258	$9,762
(1) The results from the years ended December 31, 2018, December 31, 2017 and December 31, 2016 exclude $17.0 million, $13.9 million and $12.9 million, respectively, of intercompany interest.
Sale of Manitoba Harvest
On February 19, 2019, the Company, as majority shareholder of Manitoba Harvest and as Shareholder Representative, entered into a definitive agreement (the “Arrangement Agreement”) with Tilray, Inc. ("Tilray"), the other shareholders of Manitoba Harvest and a wholly-owned subsidiary of Tilray, 1197879 B.C. Ltd. (“Tilray Subco”), to sell to Tilray, through Tilray Subco, all of the issued and outstanding securities of Manitoba Harvest.

On February 28, 2019, Tilray Subco completed the acquisition of all the issued and outstanding securities of Manitoba Harvest pursuant to the Arrangement Agreement. Subject to certain customary adjustments, the shareholders of Manitoba Harvest, including the Company, received or will receive the following from Tilray as consideration for their shares of Manitoba Harvest: (i) C$150 million in cash to the holders of preferred shares of Manitoba Harvest and the holders of common shares of Manitoba Harvest (“Common Holders”) and C$127.5 million in shares of class 2 Common Stock of Tilray (“Tilray Common Stock”) to the Common Holders on the closing date of the sale (the “Closing Date Consideration”), and (ii) C$50 million in cash and C$42.5 million in Tilray Common Stock to the Common Holders on the date that is six months after the closing date of the arrangement (the “Deferred Consideration”). The sale consideration also includes a potential earnout of up to C$49 million in Tilray Common Stock to the Common Holders, if Manitoba Harvest achieves certain levels of U.S. branded gross sales of edible or topical products containing broad spectrum hemp extracts or cannabidiols prior to December 31, 2019.
The cash portion of the Closing Date Consideration was reduced by the amount of the net indebtedness (including accrued interest) of Manitoba Harvest on the closing date of C$71.3 million ($53.7 million) and transaction expenses of approximately C$5.0 million. The Company's share of the net proceeds after accounting for the redemption of the noncontrolling shareholders and the payment of net indebtedness of Manitoba Harvest and transaction expenses was approximately $124.2 million in cash proceeds and in Tilray Common Stock. We recorded a receivable of $48.2 million as of March 31, 2019 related to the Deferred Consideration portion of the proceeds. The Company recognized a gain on the sale of Manitoba Harvest of $121.7 million in the three months ended March 31, 2019. In August 2019, the Company received the Deferred Consideration related to the sale. The Company's portion of the Deferred Consideration totaled $28.4 million in cash proceeds and $19.6 million in Tilray Common Stock. No amount has been recorded related to the potential earnout as of September 30, 2019 based on an assessment of probability at the end of the quarter.
The Tilray Common Stock consideration was issued in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and pursuant to exemptions from applicable securities laws of any state of the United States, such that any shares of Tilray Common Stock received by the Common Holders were freely tradeable. The Company sold the Tilray Common Stock received as Closing Date Consideration during March 2019, recognizing a net loss of $5.3 million in Other income/ (expense) during the quarter ended March 31, 2019. In August 2019, the Company sold the Tilray Common Stock received as part of the Deferred Consideration, recognizing a loss of $4.9 million in Other income/ (expense) during the quarter ended September 30, 2019.
Summarized results of operations of Manitoba Harvest for the three years ended December 31, 2018, 2017 and 2016 are as follows (in thousands):

	Year ended December 31,
(in thousands)	2018	2017	2016
Net sales	$67,437	$55,699	$59,323
Gross profit	28,877	25,101	26,505
Operating income (loss)	(1,754)	(9,332)	321
Loss from continuing operations before income taxes	(1,783)	(9,565)	(2,493)
Benefit for income taxes	(1,460)	(1,469)	(1,682)
Loss from discontinued operations (1) (2)	$(323)	$(8,096)	$(811)
(1) The results from the years ended December 31, 2018, December 31, 2017 and December 31, 2016 exclude $5.2 million, $4.3 million and $4.2 million, respectively, of intercompany interest.